UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 30, 2006

               Alternative Loan Trust Resecuritization 2006-37R
               ------------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-28

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630


              Delaware                                87-0698307
              --------                                ----------
    (State or Other Jurisdiction                   (I.R.S. Employer
 of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                   91302
---------------------                                 ---------
(Address of Principal                                 (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
              ------------

On October 30, 2006, CWALT, Inc. (the "Company") entered into a Trust Agreement dated as of October 25, 2006 (the "Trust Agreement"), by and among the Company, as depositor, UBS Securities LLC, as underlying certificate seller (the "Underlying Certificate Seller"), and The Bank of New York, as trustee (the "Trustee") and in its capacities as securities intermediary and as bank, providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-37R. The Trust Agreement is annexed hereto as
Exhibit 99.1.


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


Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

        Not applicable.

(b)  Pro forma financial information.
     -------------------------------

        Not applicable.

(c)  Shell Company Transactions.
     --------------------------

(d)  Exhibits.
     ---------

Exhibit No.       Description
-----------

   99.1 The Trust Agreement, dated as of October 25, 2006, by and among the Company, the Underlying Certificate Seller and the Trustee.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.


                                    By: /s/ Darren Bigby
                                       -----------------
                                    Darren Bigby
                                    Vice President



Dated: November 13, 2006


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


                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1 The Trust Agreement, dated as of October 25, 2006, by and among the Company, the Underlying Certificate Seller and the Trustee.



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